ACQUISITION OF CONSTELLIUM-BOWLING GREEN (Tables)	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about business combination [abstract]
Schedule of Goodwill Arising as a Result of Preliminary Allocation of Purchase Price to Assets Acquired and Liabilities Assumed
The following table reflects the goodwill arising as a result of the allocation of purchase price to the Bowling Green assets acquired and liabilities assumed at January 10, 2019:

(in millions of Euros)	Fair Value
Cash and cash equivalents	4
Trade receivables and other	49
Inventories	65
Property, plant and equipment	165
Deferred tax assets	3
Trade payables and other	(41)
Borrowings	(75)
Net asset acquired at fair value	170
Goodwill	24
Total Consideration	194